UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                  May 16, 2006

                               DANAHER CORPORATION
             (Exact name of registrant as specified in its charter)


     DELAWARE                      001-08089                   59-1995548
  --------------------       --------------------        -----------------------
(State or other            (Commission File Number)        (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


2099 PENNSYLVANIA AVE., N.W., 12TH FLOOR, WASHINGTON, D.C.     20006-1813
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      (Address of principal executive offices)                 (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 202-828-0850

                                 NOT APPLICABLE.
--------------------------------------------------------------------------------
              (Former name or former address, if changed since last
                                    report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On April 12, 2006, the Company announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among the Company, Smile Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of the Company (the "Purchaser"), and Sybron Dental Specialties, Inc., a Delaware corporation ("Sybron").

         Pursuant to the Merger Agreement, Purchaser commenced a cash tender offer to acquire all of Sybron's common stock, par value $.01 per share, including the associated preferred stock purchase rights (the "Rights") (which Rights together with the shares of the Company's common stock are hereinafter referred to as the "Shares"), at a price of $47.00 per share upon the terms and subject to the conditions disclosed in the Offer to Purchase on Schedule TO (as amended or supplemented from time to time) filed by the Company and Purchaser with the Securities and Exchange Commission on April 18, 2006 (the "Offer").

         The Offer expired at 12:00 Midnight, New York City time, on May 15, 2006. Based upon information provided by Computershare Trust Company, N.A., the depositary for the Offer, 34,044,814 Shares were validly tendered and not withdrawn, including 3,204,796 Shares tendered by notice of guaranteed delivery, which represents approximately 83.95% of all issued and outstanding Shares. All Shares validly tendered and not withdrawn prior to the expiration were accepted for payment by Purchaser.

         The Company and Purchaser elected to provide a subsequent offering period pursuant to Rule 14d-11 of the Securities Exchange Act of 1934 for Shares not yet tendered, during which all properly tendered Shares were accepted and tendering stockholders received $47.00 per share. The subsequent offering expired at 12:00 Midnight, New York City time, on May 18, 2006. Based upon information provided by the depositary for the Offer, 38,958,190 Shares were validly tendered and not withdrawn pursuant to the Offer, including Shares tendered during the subsequent offer period (and also including 851,655 Shares tendered by notice of guaranteed delivery), which represents approximately 96.07% of all issued and outstanding Shares.

         All Shares accepted for payment by Purchaser pursuant to the Offer or the subsequent offer period have been paid for.

         On May 19, 2006, Purchaser merged with and into Sybron and Sybron become an indirect wholly owned subsidiary of the Company. The Merger was implemented on an expedited basis pursuant to the short-form merger procedure available under Delaware law. On that date, the Shares ceased to be traded on the New York Stock Exchange.

         Attached hereto as Exhibit 99.1, a copy of a press release issued by Danaher and Sybron dated May 16, 2006, which is incorporated herein by reference.

         Attached hereto as Exhibit 99.2, a copy of a press release issued by Danaher and Sybron dated May 19, 2006, which is incorporated herein by reference.

         Attached hereto as Exhibit 99.3, a copy of a press release issued by Danaher dated May 19, 2006, which is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

         The financial statements required by this Item 9.01(a) are not included in this initial report on Form 8-K. The financial statements will be filed by an amendment to this report within 71 calendar days after the date of this initial report.

(b) Pro Forma Financial Information.

         The pro forma financial information required by this Item 9.01(b) is not included in this initial report on Form 8-K. The pro forma financial information will be filed by an amendment to this report within 71 calendar days after the date of this initial report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 22, 2006           DANAHER CORPORATION


                              By:   /s/ Daniel L. Comas
                                    --------------------------------------------
                                    Daniel L. Comas
                                    Executive Vice President and
                                    Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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99.1            Text of press release issued by Danaher and Sybron dated May 16
                2006.
99.2            Text of press release issued by Danaher and Sybron dated May 19,
                2006.
99.3            Text of press release issued by Danaher dated May 19, 2006.